SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

 Date of Report (Date of earliest event reported) December 20, 2019

GENERATION HEMP, INC.

 (Exact name of Registrant as specified in its charter)

COLORADO	000-176154	26-3119496
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4316 Tennyson Street

Denver, Colorado 80212
(Address of principal executive offices and Zip Code)

(720) 273-2398

 (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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JUMPSTART OUR BUSINESS STARTUPS ACT

The Company qualifies as an “emerging growth company” as defined in Section 101 of the Jumpstart our Business Startups Act (the “JOBS Act”) as we do not have more than $1,070,000,000 in annual gross revenue and did not have such amount as of December 31, 2018 our last fiscal year. We are electing to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act.

We may lose our status as an emerging growth company on the last day of our fiscal year during which (i) our annual gross revenue exceeds $2,000,000,000 or (ii) we issue more than $2,000,000,000 in non-convertible debt in a three-year period. We will lose our status as an emerging growth company if at any time we are deemed to be a large accelerated filer. We will lose our status as an emerging growth company on the last day of our fiscal year following the fifth anniversary of the date of the first sale of common equity securities pursuant to an effective registration statement.

As an emerging growth company, we are exempt from Section 404(b) of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and Section 14A(a) and (b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such sections are provided below:

Section 404(b) of the Sarbanes-Oxley Act requires a public company’s auditor to attest to, and report on, management’s assessment of its internal controls.

Sections 14A(a) and (b) of the Exchange Act, implemented by Section 951 of the Dodd-Frank Act, require companies to hold shareholder advisory votes on executive compensation and golden parachute compensation.

As long as we qualify as an emerging growth company, we will not be required to comply with the requirements of Section 404(b) of the Sarbanes-Oxley Act and Section 14A(a) and (b) of the Exchange Act.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

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Unless otherwise indicated in this Current Report or the context otherwise requires, all references in this Current Report to “Generation Hemp,” the “Company, ”us,” “our” or “we” are to Generation Hemp, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2019, the Company entered the Legacy Business Bill of Sale, Assignment and Assumption Agreement (“Bill of Sale”) with Corey Wiegand, our former CEO. Under the Bill of Sale, we agreed to sell to Mr. Wiegand the Company’s property management and residential real estate sales business (the “Legacy Business”) for $160,000.

As alternative consideration to paying the purchase price in cash, the Bill of Sale provides that Mr. Wiegand has the right to redeem a portion of his existing common stock ownership in the Company as consideration for purchase of the Legacy Business, in lieu of paying cash. Based on an agreed upon reference price of $0.37 per share of common stock of the Company, Mr. Wiegand would be required to redeem ownership equivalent to 432,432 shares to satisfy the required payment of the Legacy Business sale price. To the extent that Mr. Wiegand utilizes alternative consideration, pursuant to certain provisions set forth in the Stock Purchase Agreement, dated as of August 15, 2019 (as amended, the “Stock Purchase Agreement”)., by and between the Company, HMTF Merger Sub Inc., Energy Hunter Resources, Inc., (“EHR”), certain stockholders of EHR, and Gary C. Evans, the shares of common stock utilized by Mr. Wiegand for payment of the Legacy Business purchase price shall be returned to the Company’s treasury and re-issued on a pro rata basis to the shareholders of record of the Company (other than Mr. Wiegand) as of the day immediately preceding the date of closing under the Stock Purchase Agreement. Mr. Wiegand indicated at the time of entering into the Bill of Sale that he would employ alternative compensation as his form of payment.

The Board of Directors and the Company believe that the sale of the Legacy Business is in the best interests of the Company as it is management’s current stated intention to become a pure play, hemp only company. The sale of the Legacy Business advances the Company towards this objective.

The foregoing description of the Bill of Sale is qualified in its entirety by reference to the Legacy Business Bill of Sale, Assignment and Assumption Agreement attached hereto as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Bill of Sale was entered into on December 20, 2019. The transfer of the Legacy Business will be effective as of December 1, 2019 for accounting purposes. No Company stockholder approval was required by Colorado law or other rules or regulations. The information set forth in Item 1.01 above is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Legacy Business Bill of Sale, Assignment and Assumption Agreement, dated December 20, 2019, between the Company and Corey Wiegand

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Generation Hemp, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION HEMP, INC.

Date: December 24, 2019	By: /s/ Gary C. Evans
Gary C. Evans
Chief Executive Officer

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